February 10, 2012

THE DREYFUS/LAUREL FUNDS, INC.

THE DREYFUS/LAUREL FUNDS TRUST

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

Supplement to Current

Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the Funds’ Statement of Additional Information.

Effective February 8, 2012, the following person is an additional Board member of the Funds:

Name (Age) Position with the Funds	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Francine J. Bovich (60) Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – Present) Managing Director, Morgan Stanley Investment Management (1993-2010)	N/A

                Ms. Bovich has been employed in the investment industry for over 38 years.  Ms. Bovich currently serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and also currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

As of the date of this supplement, Ms. Bovich does not own any shares of the Funds or the other fund in the Dreyfus Family of Funds of which she is a Board member (32 portfolios in total).  Also, as of such date, neither Ms. Bovich nor her immediate family members owned securities of the Manager, any sub-adviser or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any sub-adviser or the Distributor.